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                                                                    EXHIBIT 10.1

                              PUBLIC HEALTH SERVICE
                     PHS PATENT LICENSE AGREEMENT--EXCLUSIVE
                                   COVER PAGE

For PHS internal use only:

         Patent License Number: L-354-98/0, which relates to OTT Reference Number E-016-96/0.

         Serial Numbers of Patent Applications: 60/016,628, filed May 1, 1996, entitled "21-substituted Progesterone Derivatives as New
         Anti-Progestational Agents." Inventors for this application: Drs. Hyun
         K. Kim (NICHD), Richard P. Blye (NICHD) and Drs. Pemmaraju Narasinha Rao, James W. Cessac, and Carmie Kirk Acosta, all of Southwest Foundation for Biomedical Research (SFBR).

         LICENSEE: Zonagen, Inc., a Delaware corporation, having its principal office at 2408 Timberloch Place, Suite B-4, The Woodlands, Texas 77380.

         Cooperative Research and Development Agreement (CRADA) Number: None.

         Additional Remarks: The terms of this AGREEMENT shall be considered CONFIDENTIAL.

         Public Benefit(s): The principal benefit of this invention is its potential to treat diseases of hormonal or endocrine tissues.

This exclusive patent license agreement (hereinafter referred to as the ("AGREEMENT"), made effective the first date upon which all the Parties have subscribed their signatures hereunto ("EFFECTIVE DATE"), consists of this Cover Page, an attached AGREEMENT, a Signature Page, Appendix A (List of Patent(s) and/or Patent Application(s)), Appendix B (LICENSED FIELDS-OF-USE and LICENSED TERRITORY), Appendix C (Royalties), Appendix D (Modifications), Appendix E (BENCHMARKS), and Appendix F (COMMERCIAL DEVELOPMENT PLAN). The Parties to this AGREEMENT are:

         1) The National Institutes of Health ("NIH"), the Centers for Disease Control and Prevention ("CDC"), or the Food and Drug Administration ("FDA"), hereinafter singly or collectively referred to as ("PHS"), agencies of the United States Public Health Service within the Department of Health and Human Services ("DHHS"); and

         2) The person, corporation, or institution identified above and/or on the Signature Page, having offices at the address indicated on the Signature Page (hereinafter referred to as ("LICENSEE").


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                     PHS PATENT LICENSE AGREEMENT-EXCLUSIVE

PHS and LICENSEE agree as follows:

1.       BACKGROUND

         1.01 In the course of conducting biomedical and behavioral research, PHS investigators and investigators at the Southwest Foundation for Biomedical Research ("SFBR") made inventions that may have commercial applicability.

         1.02 By assignment of rights from PHS employees, DHHS, on behalf of the United States Government, owns intellectual property rights claimed in any United States and/or foreign patent applications or patents corresponding to the assigned inventions. DHHS also owns any tangible embodiments of these inventions actually reduced to practice by PHS.

         1.03 The Secretary of DHHS has delegated to PHS the authority to enter into this AGREEMENT for the licensing of rights to these inventions.

         1.04 PHS and SFBR, entered into an Inter-institutional Agreement May 1, 1998 whereby SFBR granted PHS an exclusive license including the right to grant sublicenses, under U.S. Patent Application 60/016,628 and any divisions or continuations thereof, all foreign counterpart applications, and any U.S. and foreign patents issued thereon or reissues or extensions thereof.

         1.05 PHS desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

         1.06 LICENSEE has represented to PHS, to induce PHS to enter this AGREEMENT, that LICENSEE has or shall acquire the necessary research, development, manufacturing, distribution, marketing and sales capabilities and expertise and will use its reasonable best efforts to develop and commercialize LICENSED PRODUCT(S) and LICENSED PROCESS(ES) in the LICENSED FIELDS-OF-USE in the LICENSED TERRITORY for public use and benefit.

2.       DEFINITIONS

         2.01 "BENCHMARKS" shall mean the performance milestones that are set forth in Appendix E.

         2.02 "COMMERCIAL DEVELOPMENT PLAN" shall mean the written commercialization plan attached as Appendix F.

         2.03 "FIRST COMMERCIAL SALE" shall mean the initial transfer by or on behalf of LICENSEE, its AFFILIATES or its SUBLICENSEES of LICENSED PRODUCTS or the initial practice of a LICENSED PROCESS by or on behalf of LICENSEE, its AFFILIATES, or its SUBLICENSEES in exchange for cash or some equivalent to which value can be assigned for the purpose of determining NET SALES.

         2.04 "GOVERNMENT" means the GOVERNMENT of the United States of America.

         2.05 "LICENSED FIELDS-OF-USE" means the fields of use identified in Appendix B.

         2.06     "LICENSED PATENT RIGHTS" shall mean:

                  a) Patent applications (including provisional patent applications and Patent Cooperation Treaty (PCT) patent applications) and/or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from such applications, divisions, and continuations, and any reissues, reexaminations, and extensions of all such patents;

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                  b)       To the extent that the following contain one or more
                           claims directed to the invention or inventions disclosed in a) above: i) continuations-in-part of a) above; ii) all divisions and continuations of these continuations-in-part; iii) all patents issuing from such continuations-in-part, divisions, and continuations; iv) priority patent application(s) of
                           a) above; and v) any reissues, reexaminations, and extensions of all such patents;

                  c) To the extent that the following contain one or more claims directed to the invention or inventions disclosed in a) above: all counterpart foreign and U.S. patent applications and patents to a) and b) above, including those listed in Appendix A.

                  LICENSED PATENT RIGHTS shall not include b) or c) above to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in a) above.

         2.07 "LICENSED PROCESS(ES)" shall mean processes which, in the course of being practiced would, in the absence of this AGREEMENT, infringe one or more claims of the LICENSED PATENT RIGHTS that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

         2.08 "LICENSED PRODUCT(S)" shall mean tangible materials which, in the course of manufacture, use, offer to sell, sale, or importation would, in the absence of this AGREEMENT, infringe one or more claims of the LICENSED PATENT RIGHTS that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

         2.09 "LICENSED TERRITORY" shall mean the geographical area identified in Appendix B.

         2.10 "NET SALES" for the purposes of computing the full royalty contemplated under the provisions of Article 6 below, shall mean the total gross receipts for sales of LICENSED PRODUCTS or practice of LICENSED PROCESSES by or on behalf of LICENSEE, its AFFILIATES and its SUBLICENSEES, and from leasing, renting, or otherwise making LICENSED PRODUCTS available to others without sale or other dispositions, whether invoiced or not, less returns and allowances, packing costs, insurance costs, freight out, taxes or excise duties imposed on the transaction (if separately invoiced), and wholesaler and cash discounts in amounts customary in the trade to the extent actually granted. No deductions shall be made for commissions paid to individuals, whether they shall be with independent sales agencies or regularly employed by LICENSEE, its AFFILIATES, or its SUBLICENSEES and on its payroll, or for the cost of collections. It is the Parties' intention in all transactions involving LICENSED PRODUCT(S) and/or LICENSED PROCESS(ES), that PHS shall receive a royalty not less than that which would have been generated in an arm's length transaction.

         2.11 "AFFILIATES" shall mean any company or other legal entity, other than LICENSEE, in whatever country organized, controlled by, controlling, or under common control with LICENSEE. The term "control" shall mean possession, direct or indirect, of the powers to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise, and the term "entity" includes an individual, corporation or other entity.

         2.12 "PRACTICAL APPLICATION" shall mean to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under such conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or GOVERNMENT regulations available to the public on reasonable terms.

         2.13 "RESEARCH LICENSE" shall mean a nontransferable, nonexclusive license to make and to use the LICENSED PRODUCTS or LICENSED PROCESSES under the LICENSED PATENT RIGHTS for purposes of research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

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         2.14     "VALID CLAIM" shall mean the claim of a patent or pending
                  patent application which has not been held invalid or otherwise unenforceable by a court of competent jurisdiction from which no further appeal has or can be taken, or has not otherwise finally been held unpatentable by the appropriate administrative agency.

         2.15 "SUBLICENSEE" shall mean any third party who is not an AFFILIATE and who is licensed by LICENSEE to manufacture or sell any LICENSED PRODUCT.

3.       GRANT OF RIGHTS

         3.01 PHS hereby grants and LICENSEE accepts, subject to the terms and conditions of this AGREEMENT, an exclusive license under the LICENSED PATENT RIGHTS in the LICENSED TERRITORY to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any LICENSED PRODUCTS in the LICENSED FIELDS-OF-USE and to practice and have practiced any LICENSED PROCESSES in the LICENSED FIELDS-OF-USE.

         3.02 This AGREEMENT confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of PHS other than LICENSED PATENT RIGHTS regardless of whether such patents are dominant or subordinate to LICENSED PATENT RIGHTS. The Office of Technology Transfer is unaware of any such patents.

4.       SUBLICENSING

         4.01 Upon written approval by PHS, which approval will not be unreasonably withheld, LICENSEE may enter into sublicensing agreements under the LICENSED PATENT RIGHTS.

         4.02 LICENSEE agrees that any sublicenses granted by it shall provide that the obligations to PHS of Paragraphs 5.01-5.04, 8.01, 10.01, 10.02, 12.05, and 13.07-13.09 of this AGREEMENT shall be binding upon the SUBLICENSEE as if it were a party to this AGREEMENT. LICENSEE further agrees to attach copies of these Paragraphs to all such sublicense agreements.

         4.03 Any sublicenses granted by LICENSEE shall provide for the termination of the sublicense, or the conversion to a license directly between such SUBLICENSEES and PHS, at the option of the SUBLICENSEE, upon termination of this AGREEMENT under
                  Article 13. Such conversion is subject to PHS approval and contingent upon acceptance by the SUBLICENSEE of the remaining provisions of this AGREEMENT.

         4.04 LICENSEE shall forward to PHS a copy of each fully executed sublicense agreement postmarked within thirty (30) days of the execution of such agreement. To the extent permitted by law, PHS agrees to maintain each such sublicense agreement in confidence.

5.       STATUTORY AND PHS REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

         5.01     (a)      PHS reserves on behalf of the GOVERNMENT an
                           irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of all inventions licensed under the LICENSED PATENT RIGHTS throughout the world by or on behalf of the GOVERNMENT and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the GOVERNMENT is a signatory. Upon request by PHS, LICENSEE agrees to provide PHS reasonable quantities of LICENSED
                           PRODUCTS or materials made through the LICENSED
                           PROCESSES for PHS research use.

                  (b) In the event that LICENSED PATENT RIGHTS are Subject Inventions made under a Cooperative Research and Development Agreement ("CRADA"), LICENSEE grants to the Government, pursuant to 15 U.S.C. 3710a(b)(1)(A), a nonexclusive, nontransferable, irrevocable, paid-up license to practice LICENSED PATENT RIGHTS or have LICENSED PATENT

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                           RIGHTS practiced throughout the world by or on behalf
                           of the GOVERNMENT. In the exercise of such license, the GOVERNMENT shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. 552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party. Prior to the FIRST COMMERCIAL SALE, LICENSEE agrees to provide PHS reasonable quantities of LICENSED PRODUCTS or materials made through the LICENSED PROCESSES for PHS research use.

         5.02 LICENSEE agrees that products used or sold in the United States embodying LICENSED PRODUCTS or produced through use of LICENSED PROCESSES shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from PHS. PHS does not represent that such a waiver shall be granted.

         5.03 LICENSEE acknowledges that PHS may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this AGREEMENT. LICENSEE shall not unreasonably deny requests for a grant of a RESEARCH LICENSE from such future collaborators with PHS when acquiring such rights is necessary to make such a CRADA project feasible. LICENSEE may request an opportunity to join as a party to the proposed CRADA.

         5.04     (a)      In addition to the reserved license of Paragraph 5.01
                           above, PHS reserves the right to grant nonexclusive
                           RESEARCH LICENSEs directly or to require LICENSEE to grant nonexclusive RESEARCH LICENSEs on reasonable terms. The purpose of any such RESEARCH LICENSE shall be to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the LICENSED PATENT RIGHTS, however, PHS shall consult with LICENSEE and reasonably consider
                           LICENSEE's views before making a decision to grant to commercial entities a RESEARCH LICENSE or providing to them research samples of materials made through the LICENSED PROCESSES.

                  (b) In exceptional circumstances, and in the event that Licensed Patent Rights are Subject Inventions made under a CRADA, the GOVERNMENT, pursuant to 15 U.S.C. 3710a(b)(1)(B), retains the right to require the LICENSEE to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use LICENSED PATENT RIGHTS in LICENSEE's field-of-use on terms that are reasonable under the circumstances; or if LICENSEE fails to grant such a license, the GOVERNMENT retains the right to grant the license itself. The exercise of such rights by the GOVERNMENT shall only be in exceptional circumstances and only if the GOVERNMENT determines (i) the action is necessary to meet health or safety needs that are not reasonably satisfied by LICENSEE; (ii) the action is necessary to meet requirements for public use specified by Federal regulations, and such requirements are not reasonably satisfied by the LICENSEE; or (iii) the LICENSEE has failed to comply with an agreement containing provisions described in 15 U.S.C. 3710a(c)(4)(B). The determination made by the GOVERNMENT under this
                           Article is subject to administrative appeal and judicial review under 35 U.S.C. 203(2).

6.       ROYALTIES AND REIMBURSEMENT

         6.01 LICENSEE shall pay PHS a noncreditable, nonrefundable license issue royalty as set forth in Appendix C.

         6.02 LICENSEE shall pay PHS noncreditable, nonrefundable patent reimbursement royalty as set forth in Appendix C.

         6.03 LICENSEE shall pay PHS annual earned royalties as set forth in Appendix C.

         6.04 LICENSEE shall pay PHS Benchmark royalties as set forth in Appendix C.

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         6.05     LICENSEE shall pay PHS sublicensing royalties as set forth in
                  Appendix C.

         6.06 For the purpose of capturing the full value of the license granted herein and for ease of calculating royalties earned and due PHS, LICENSEE agrees to pay adjusted annual earned royalties on its NET SALES in countries in which a VALID CLAIM does not exist. Adjusted royalties payable to PHS under such circumstances are set forth in Appendix C.

         6.07 No multiple royalties shall be payable because any LICENSED PRODUCTS or LICENSED PROCESSES are covered by more than one patents or patent applications under the LICENSED PATENT RIGHTS.

         6.08 On sales of LICENSED PRODUCTS by LICENSEE made in other than an arm's-length transaction, the value of the NET SALES for the purpose of calculating royalties owed and due under this
                  Article 6 shall be that which would have been received in an arm's-length transaction, based on sales of like quantity and quality products on or about the time of such transaction.

         6.09 PHS, at its sole option, may require LICENSEE to pay patent expenses directly to the law firm employed by PHS to file, prosecute and maintain patents and patent applications under the LICENSED PATENT RIGHTS. In such an event, PHS and not LICENSEE shall be the client of such law firm.

         6.10 In limited circumstances, LICENSEE may be given the right to assume responsibility for the preparation, filing, prosecution, or maintenance of any patent application or patent included with the LICENSED PATENT RIGHTS. In that event, LICENSEE shall directly pay the attorneys or agents engaged to prepare, file, prosecute, or maintain such patent applications or patents and shall provide to PHS copies of each invoice associated with such services as well as documentation that such invoices have been paid.

         6.11 LICENSEE, as provided for under Paragraph 13.04, may elect to terminate this AGREEMENT or its license rights in any country in the LICENSED TERRITORY. In such an event, on a country by country basis, LICENSEE shall have no obligation to pay PHS a patent reimbursement royalty or patent expenses incurred by PHS after expiration of the sixty (60) day written notice period required under Paragraph 13.04.

7.       PATENT FILING, PROSECUTION, AND MAINTENANCE

         7.01 Except as otherwise provided in this Article 7, PHS agrees to take responsibility for, but to consult with, the LICENSEE in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the LICENSED PATENT RIGHTS and shall furnish copies of relevant patent-related documents to LICENSEE.

         7.02 Upon PHS's written request, LICENSEE shall assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the LICENSED PATENT RIGHTS and shall on an ongoing basis promptly furnish copies of all patent-related documents to PHS. In such event, LICENSEE shall, subject to the prior approval of PHS, select registered patent attorneys or patent agents to provide such services on behalf of LICENSEE and PHS. PHS shall provide appropriate powers of attorney and other documents necessary to undertake such actions to the patent attorneys or patent agents providing such services. LICENSEE and its attorneys or agents shall consult with PHS in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the LICENSED PATENT RIGHTS and shall provide PHS sufficient opportunity to comment on any document that LICENSEE intends to file or to cause to be filed with the relevant intellectual property or patent office.

         7.03 At any time, PHS may provide LICENSEE with written notice that PHS wishes to assume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents

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                  included in the LICENSED PATENT RIGHTS. If PHS elects to
                  assume such responsibilities, LICENSEE shall cooperate fully with PHS, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the LICENSED PATENT RIGHTS and provide PHS with complete copies of any and all documents or other materials that PHS deems necessary to undertake such responsibilities. LICENSEE shall be responsible for all costs associated with transferring patent prosecution responsibilities to an attorney or agent of PHS's choice.

         7.04 Each Party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the LICENSED PATENT RIGHTS and permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of LICENSED PATENT RIGHTS, which comments and suggestions shall be considered by the other Party.

8.       RECORD KEEPING

         8.01 LICENSEE shall keep full, true and accurate books of accounts and records, including work papers, containing particulars that may be necessary for the purposes of showing the amounts payable to PHS hereunder. Such books of account and records, including working papers, shall be kept at LICENSEE's principal place of business of the appropriate division of LICENSEE to which this AGREEMENT relates, for a period of at least five (5) years following the calendar year to which they pertain, to the inspection of PHS or its agents, during normal working hours, for the purpose of verifying the accuracy and completeness of LICENSEE's royalty statement and/or compliance in other aspects with this AGREEMENT. The full cost of any such audit shall be borne by LICENSEE in the event that the sum of royalties, fees and any other amounts actually reported by LICENSEE for any twelve (12) month period are underreported by more than five percent (5 % ) of the sum of royalties, fees and other amounts determined payable by such audit. LICENSEE shall pay the full cost of any such audit and all underreported and/or unpaid amounts earned and due discovered by such audit, including any late charges as required by Paragraph 9.08 hereinbelow, within thirty (30) days of the date PHS provides LICENSEE with written notice of the amounts earned and due. PHS auditors or its designated independent auditors shall only disclose to PHS information relating to the accuracy of reports and underreporting and/or underpayment of royalties, fees and any other amounts earned and due under this AGREEMENT. PHS agrees to provide LICENSEE with at least ten (10) days notice of an audit under this Paragraph 8.01. PHS or its agents shall audit LICENSEE no more often than once in any twelve month period.

         8.02 LICENSEE shall instruct its independent auditors to conduct an annual royalty audit each calendar year for the term of this AGREEMENT and to report their findings to PHS within thirty
                  (30) days of completing each such annual royalty audit. This annual royalty audit shall include, on a country by country, LICENSED PRODUCT by LICENSED PRODUCT basis, gross sales, adjustments made to gross sales figures to determine NET SALES, NET SALES, calculations applied to NET SALES figures to determine earned royalties due PHS, earned royalties owed and due PHS, and any other royalties earned and due PHS under this AGREEMENT for the period audited. Such audit shall also include a listing of gross sales, NET SALES and royalties attributed to LICENSEE, each Affiliate and each SUBLICENSEE, individually.

9.       REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

         9.01 Prior to signing this AGREEMENT, LICENSEE has provided to PHS the COMMERCIAL DEVELOPMENT PLAN at Appendix F, under which LICENSEE intends to bring the subject matter of the LICENSED PATENT RIGHTS to the point of PRACTICAL APPLICATION. This COMMERCIAL DEVELOPMENT PLAN is hereby incorporated by reference into this AGREEMENT. Based on this plan, performance BENCHMARKS are determined as specified in Appendix E.

         9.02 LICENSEE shall provide written annual reports on its product development progress or efforts to commercialize under the COMMERCIAL DEVELOPMENT PLAN for each of the LICENSED FIELDS-OF-USE

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                  within sixty (60) days after December 31 of each calendar
                  year. These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing, marketing, importing, and sales during the preceding calendar year, as well as plans for the present calendar year. PHS also encourages these reports to include information on any of LICENSEE's public service activities that relate to the LICENSED PATENT RIGHTS. If reported progress differs from that projected in the COMMERCIAL DEVELOPMENT PLAN and BENCHMARKS, LICENSEE shall explain the reasons for such differences. In any such annual report, LICENSEE may propose amendments to the COMMERCIAL DEVELOPMENT PLAN, acceptance of which by PHS may not be denied unreasonably. LICENSEE agrees to provide any additional information reasonably required by PHS to evaluate LICENSEE's performance under this AGREEMENT. LICENSEE may amend the BENCHMARKS at any time upon written consent by PHS. PHS shall not unreasonably withhold approval of any request of LICENSEE to extend the time periods of this schedule if such request is supported by a reasonable showing by LICENSEE of diligence in its performance under the COMMERCIAL DEVELOPMENT PLAN and toward bringing the LICENSED PRODUCTS to the point of PRACTICAL APPLICATION as defined in 37 CFR 404.3(d). LICENSEE shall amend the COMMERCIAL DEVELOPMENT PLAN and BENCHMARKS at the request of PHS to address any LICENSED FIELDS-OF-USE not specifically addressed in the plan originally submitted.

         9.03 LICENSEE shall report to PHS the dates for achieving BENCHMARKS specified in Appendix E and the FIRST COMMERCIAL SALE in each country in the LICENSED TERRITORY within sixty
                  (60) days of such occurrences.

         9.04 LICENSEE shall submit to PHS within sixty (60) days after each calendar half-year ending June 30 and December 31 a royalty report setting forth for the preceding half-year period the amount of the LICENSED PRODUCTS sold or LICENSED PROCESSES practiced by or on behalf of LICENSEE in each country within the LICENSED TERRITORY, the NET SALES, and the amount of royalty accordingly due. With each such royalty report, LICENSEE shall submit payment of the earned royalties due. If no earned royalties are due to PHS for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of LICENSEE and shall include a detailed listing of all deductions made under Paragraph 2.10 to determine NET SALES and the calculation of royalties due under Article 6. Notwithstanding the above, the first such royalty report shall be due the first calendar half year period LICENSED PRODUCT(S) are sold by LICENSEE, AFFILIATES, or SUBLICENSEES.

         9.05 LICENSEE agrees to forward semi-annually to PHS a copy of such reports received by LICENSEE from its SUBLICENSEES during the preceding half-year period as shall be pertinent to a royalty accounting to PHS by LICENSEE for activities under the sublicense.

         9.06 Royalties due under Article 6 shall be paid in U.S. dollars. For the purposes of calculating the conversion of foreign currency to U.S. dollars, the conversion rate to be used for such calculation shall be the New York foreign exchange rate quoted in The Wall Street Journal (U.S. Edition) on the last day of each calendar half-year reporting period ending on June 30 and December 31, respectively. All checks and bank drafts shall be drawn on United States banks and shall be payable, as appropriate, to "NIH/Patent Licensing." All such payments shall be sent to the following address: NIH, P.O. Box 360120, Pittsburgh, PA 15251-6120. Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by LICENSEE. The royalty report required by Paragraph 9.04 of this AGREEMENT shall accompany each such payment, and a copy of such report shall also be mailed to PHS at its address for notices indicated on the Signature Page of this AGREEMENT.

         9.07 LICENSEE shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay any such tax and be responsible for all filings with appropriate agencies of foreign governments.

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

         9.08 Interest and penalties may be assessed by PHS on any overdue payments in accordance with the Federal Debt Collection Act. The payment of such late charges shall not prevent PHS from exercising any other rights it may have as a consequence of the lateness of any payment.

         9.09 All plans and reports required by this Article 9 and marked "confidential" by LICENSEE shall, to the extent permitted by law, be treated by PHS as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of such records by PHS under the Freedom of Information Act (FOIA), 5 U.S.C. Section 552 shall be subject to the pre-disclosure notification requirements of 45 CFR Section 5.65(d).

10.      PERFORMANCE

         10.01 LICENSEE shall use its reasonable best efforts to bring the LICENSED PRODUCTS and LICENSED PROCESSES to PRACTICAL APPLICATION. "Reasonable best efforts" for the purposes of this provision shall include adherence to the COMMERCIAL DEVELOPMENT PLAN at Appendix F and performance of the BENCHMARKS at Appendix E. The efforts of a SUBLICENSEE shall be considered the efforts of LICENSEE.

         10.02 Upon the FIRST COMMERCIAL SALE, until the expiration or earlier termination of this AGREEMENT, LICENSEE shall use its reasonable best efforts to make LICENSED PRODUCTS and LICENSED PROCESSES reasonably accessible to the United States public.

11.      INFRINGEMENT AND PATENT ENFORCEMENT

         11.01 PHS and LICENSEE shall notify each other promptly of each infringement or possible infringement of the LICENSED PATENT RIGHTS, as well as any facts which may affect the validity, scope, or enforceability of the LICENSED PATENT RIGHTS of which either Party becomes aware.

         11.02 Pursuant to this AGREEMENT and the provisions of Chapter 29 of title 35, United States Code, LICENSEE may: a) bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the LICENSED PATENT RIGHTS; b) in any such suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for such infringement; and c) settle any claim or suit for infringement of the LICENSED PATENT RIGHTS provided, however, that PHS and appropriate GOVERNMENT authorities shall have the first right to take such actions at its sole expense. If LICENSEE desires to initiate a suit for patent infringement, LICENSEE shall notify PHS in writing. If PHS does not notify LICENSEE of its intent to pursue legal action within sixty (60) days, LICENSEE will be free to initiate suit. PHS shall have a continuing right to intervene in such suit. LICENSEE shall take no action to compel the GOVERNMENT either to initiate or to join in any such suit for patent infringement. LICENSEE may request the GOVERNMENT to initiate or join in any such suit if necessary to avoid dismissal of the suit. Should the GOVERNMENT be made a party to any such suit, LICENSEE shall reimburse the GOVERNMENT for any costs, expenses, or fees which the GOVERNMENT incurs as a result of such motion or other action, including any and all costs incurred by the GOVERNMENT in opposing any such motion or other action. In all cases, LICENSEE shall keep PHS apprised of the status and progress of any litigation. Before LICENSEE commences an infringement action, LICENSEE shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

         11.03 In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the LICENSED PATENT RIGHTS shall be brought against LICENSEE or raised by way of counterclaim or affirmative defense in an infringement suit brought by LICENSEE under Paragraph 11.02, pursuant to this AGREEMENT and the provisions of Chapter 29 of Title 35, United States Code or other statutes, LICENSEE may: a) defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the LICENSED PATENT RIGHTS; b) in any such suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for such infringement; and c) settle any claim or suit for declaratory judgment

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

                  involving the LICENSED PATENT RIGHTS; provided, however, that PHS and appropriate GOVERNMENT authorities shall have the first right to take such actions and shall have a continuing right to intervene in such suit. If PHS does not notify LICENSEE of its intent to respond to the legal action within sixty (60) days, LICENSEE will be free to do so. LICENSEE shall take no action to compel the GOVERNMENT either to initiate or to join in any such declaratory judgment action. LICENSEE may request the GOVERNMENT to initiate or to join any such suit if necessary to avoid dismissal of the suit. Should the GOVERNMENT be made a party to any such suit by motion or any other action of LICENSEE, LICENSEE shall reimburse the GOVERNMENT for any costs, expenses, or fees which the GOVERNMENT incurs as a result of such motion or other action. If LICENSEE elects not to defend against such declaratory judgment action, PHS, at its option, may do so at its own expense. In all cases, LICENSEE shall keep PHS reasonably apprised of the status and progress of any litigation. Before LICENSEE commences an infringement action, LICENSEE shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

         11.04 In any action under Paragraphs 11.02 or 11.03, the expenses including costs, fees, attorney fees, and disbursements, shall be paid by LICENSEE. Up to fifty percent (50%) of such expenses may be credited against earned royalties payable to PHS under Paragraph 6.03 under the LICENSED PATENT RIGHTS in the country in which such a suit is filed. In the event that fifty (50%) of such expenses exceed the amount of earned royalties payable by LICENSEE in any calendar year in such country, the expenses in excess may be carried over as a credit on the same basis into succeeding calendar years. Such a credit against litigation expenses, however, shall not apply to royalties other than earned royalties for the country in which a suit is brought. Any recovery made by LICENSEE, through a court judgement or settlement, first shall be applied to reimburse PHS for royalties withheld as a credit against litigation expenses and then to reimburse LICENSEE for its litigation expense. Any remaining amount shall be treated as NET SALES and earned royalties on such amounts shall be calculated based on the royalty rate that would have applied to NET SALES in the year in which such loss occurred.

         11.05 PHS shall cooperate fully with LICENSEE in connection with any action under Paragraphs 11.02 or 11.03. PHS agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by LICENSEE.

12.      NEGATION OF WARRANTIES AND INDEMNIFICATION

         12.01    PHS offers no warranties other than those specified in Article
                  1.

         12.02 PHS does not warrant the validity of any patents or patent application under the LICENSED PATENT RIGHTS and makes no representations whatsoever with regard to the scope of the LICENSED PATENT RIGHTS, or that the LICENSED PATENT RIGHTS may be exploited without infringing other patents or other intellectual property rights of third parties.

         12.03 PHS MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

         12.04 PHS does not represent that it will commence legal actions against third parties infringing the LICENSED PATENT RIGHTS.

         12.05 LICENSEE shall indemnify and hold PHS, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of: a) the use by or on behalf of LICENSEE, its AFFILIATES, its SUBLICENSEES, directors, employees, or third parties of any LICENSED PATENT RIGHTS; or b) the design, manufacture, distribution, or use of any LICENSED PRODUCTS, LICENSED PROCESSES or materials by LICENSEE, or other products or

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

                  processes developed in connection with or arising out of the LICENSED PATENT RIGHTS. LICENSEE agrees to maintain a liability insurance program consistent with sound business practice.

13.      TERM, TERMINATION, AND MODIFICATION OF RIGHTS

         13.01 This AGREEMENT shall begin on the EFFECTIVE DATE and shall extend to the expiration of the last to expire of the LICENSED PATENT RIGHTS unless sooner terminated as provided in this
                  Article 13.

         13.02 In the event that LICENSEE is in default in the performance of any material obligations under this AGREEMENT, including but not limited to the obligations listed in Paragraph 13.05, and if the default has not been remedied within ninety (90) days after the date of notice in writing of such default, PHS may terminate this AGREEMENT by written notice and pursue outstanding amounts owed through procedures provided by the Federal Debt Collection Act.

         13.03 In the event that LICENSEE becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party's intention to file an involuntary petition in bankruptcy, LICENSEE shall immediately notify PHS in writing. Furthermore, PHS shall have the right to terminate this AGREEMENT immediately upon LICENSEE's receipt of written notice.

         13.04 LICENSEE shall have a unilateral right to terminate this AGREEMENT and/or any licenses in any country or territory by giving PHS sixty (60) days written notice to that effect.

         13.05 PHS shall specifically have the right to terminate or modify, at its option, this AGREEMENT, if PHS determines that the
                  LICENSEE: 1) is not executing the COMMERCIAL DEVELOPMENT PLAN submitted with its request for a license and the LICENSEE cannot otherwise demonstrate or reasonably justify to PHS's satisfaction that the LICENSEE has taken, or can be expected to take within a reasonable time, effective steps to achieve PRACTICAL APPLICATION of the LICENSED PRODUCTS or LICENSED PROCESSES; 2) has not achieved the BENCHMARKS as may be modified under Paragraph 9.02; 3) has willfully made a false statement of, or willfully omitted, a material fact in the license application or in any report required by the license AGREEMENT; 4) has committed a material breach of a covenant or agreement contained in the license; 5) is not keeping LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public after commercial use commences; 6) cannot reasonably satisfy unmet health and safety needs; or 7) cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.02 unless waived. In making this determination, PHS will take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by LICENSEE under Paragraph 9.02. Prior to invoking this right, PHS shall give written notice to LICENSEE providing LICENSEE specific notice of, and a ninety (90) day opportunity to respond to, PHS's concerns as to the previous items 1) to 7). If LICENSEE fails to alleviate PHS's concerns as to the previous items 1) to 7) or fails to initiate corrective action to PHS's satisfaction, PHS may terminate this AGREEMENT.

         13.06 When the public health and safety so require, and after written notice to LICENSEE providing LICENSEE a sixty (60) day opportunity to respond, PHS shall have the right to require LICENSEE to grant sublicenses to responsible applicants, on reasonable terms, in any LICENSED FIELDS-OF-USE under the LICENSED PATENT RIGHTS, unless LICENSEE can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the LICENSED PATENT RIGHTS. PHS will not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with LICENSEE.

         13.07 PHS reserves the right according to 35 U.S. C. Section 209(f)(4) to terminate or modify this AGREEMENT if it is determined that such action is necessary to meet requirements for public use specified by federal regulations issued after the EFFECTIVE DATE of this AGREEMENT and such requirements are not reasonably satisfied by LICENSEE.

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

         13.08 Within thirty (30) days of receipt of written notice of PHS's unilateral decision to modify or terminate this AGREEMENT, LICENSEE may, consistent with the provisions of 37 CFR 404.11, appeal the decision by written submission to the designated PHS official. The decision of the designated PHS official shall be the final agency decision. LICENSEE may thereafter exercise any and all administrative or judicial remedies that may be available.

         13.09 Within ninety (90) days of expiration or termination of this AGREEMENT under this Article 13, LICENSEE shall submit a final report. Any royalty payments, including those incurred but not yet paid, and those related to patent expense, due to PHS shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, SUBLICENSEES may elect to convert their sublicenses to direct licenses with PHS pursuant to Paragraph 4.03. Unless otherwise specifically provided for under this AGREEMENT, upon termination or expiration of this AGREEMENT, LICENSEE shall return all LICENSED PRODUCTS or other materials included within the LICENSED PATENT RIGHTS to PHS or provide PHS with certification of their destruction thereof.

14.      GENERAL PROVISIONS

         14.01 Neither Party may waive or release any of its rights or interests in this AGREEMENT except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this AGREEMENT shall not constitute a waiver of that right or excuse a similar failure to perform any such term or condition by the other Party.

         14.02 This AGREEMENT constitutes the entire and only agreement and understanding between the Parties relating to the subject matter of this AGREEMENT, and all prior negotiations, representations, promises, agreements, and understandings, whether written or oral, are merged into, extinguished by, and completely expressed by this AGREEMENT.

         14.03 The provisions of this AGREEMENT are severable, and in the event that any provision of this AGREEMENT shall be determined to be invalid or unenforceable under any controlling body of law, such determination shall not in any way affect the validity or enforceability of the remaining provisions of this AGREEMENT.

         14.04 If either Party desires a modification to this AGREEMENT, the Parties shall, upon reasonable notice of the proposed modification by the Party desiring the change, confer in good faith to determine the desirability of such modification. No modification shall be effective until a written amendment is signed by the signatories to this AGREEMENT or their designees.

         14.05 The construction, validity, performance, and effect of this AGREEMENT shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

         14.06 All notices required or permitted by this AGREEMENT shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other Party at the address designated on the following Signature Page, or to such other address as may be designated in writing by such other Party. Notices shall be considered timely if such notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

         14.07 This AGREEMENT shall not be assigned by LICENSEE except: a) with the prior written consent of PHS, such consent not to be withheld unreasonably; or b) as part of a sale or transfer of substantially the entire business of LICENSEE relating to operations which concern this AGREEMENT. LICENSEE shall notify PHS within ten (10) days of any assignment of this AGREEMENT by LICENSEE.

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

         14.08 LICENSEE shall in its use of any PHS-supplied materials comply with all applicable statutes, regulations, and guidelines, including PHS and DHHS regulations and guidelines. LICENSEE agrees not to use the materials for research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. LICENSEE agrees not to use the materials for research involving human subjects or clinical trials outside of the United States without notifying PHS, in writing, of such research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to PHS of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of such research or trials.

         14.09 LICENSEE acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of such items may require a license from the cognizant Agency of the GOVERNMENT or written assurances by LICENSEE that it shall not export such items to certain foreign countries without prior approval of such agency. PHS neither represents that a license is or is not required or that, if required, it shall be issued.

         14.10 LICENSEE shall mark the LICENSED PRODUCTS or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate "Patent Pending" status in such a fashion to preserve PHS's patent rights. All LICENSED PRODUCTS manufactured in, shipped to, or sold in other countries shall be marked in such a manner as to preserve PHS's patent rights in each such country.

         14.11 By entering into this AGREEMENT, PHS does not directly or indirectly endorse any product or service provided, or to be provided, by LICENSEE whether directly or indirectly related to this AGREEMENT. LICENSEE shall not state or imply that this AGREEMENT is an endorsement by the GOVERNMENT, PHS, any other GOVERNMENT organizational unit, or any GOVERNMENT employee. Additionally, LICENSEE shall not use the names of NIH, CDC, PHS, or DHHS or the GOVERNMENT or their employees in any advertising, promotional, or sales literature without the prior written consent of PHS.

         14.12 The Parties agree to attempt to settle amicably any controversy or claim arising under this AGREEMENT or a breach of this AGREEMENT, except for appeals of modifications or termination decisions provided for in Article 13. LICENSEE shall first appeal any such unsettled claims or controversies to the designated PHS official, or designee, whose decision shall be considered the final agency decision. Thereafter, LICENSEE may exercise any administrative or judicial remedies that may be available.

         14.13 Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 CFR Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

         14.14 LICENSEE agrees to assign its rights, title, and interest in the Drug Master File and related FDA documents such as IND's and the like to NIH within thirty (30) days of termination of this AGREEMENT.

         14.15    Paragraphs 4.03, 8.01, 9.05-9.07, 12.01-12.05, 13.08, 13.09,
                  14.12, and 14.14 of this AGREEMENT shall survive termination of this AGREEMENT.

                          SIGNATURES BEGIN ON NEXT PAGE

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

                    PHS PATENT LICENSE AGREEMENT -- EXCLUSIVE

                                 SIGNATURE PAGE

For PHS:

/s/ Jack Spiegel, Ph.D.                                                 4/16/99
-----------------------------------------------------                   --------
Jack Spiegel, Ph.D                                                      Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address for Notices:

Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

For LICENSEE (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of LICENSEE made or referred to in this document are truthful and accurate.):

By:

/s/ Michael T. Redman                                                   4/6/99
-----------------------------------------------------                   --------
Signature of Authorized Official                                        Date

Michael T. Redman
-----------------------------------------------------
Printed Name

Vice President, Business Development
-----------------------------------------------------
Title

Official and Mailing Address for Notices:

Zonagen, Inc.
2408 Timberloch Place B-4
The Woodlands, Texas 77380

Any false or misleading statements made, presented, or submitted to the GOVERNMENT, including any relevant omissions, under this AGREEMENT and during the course of negotiation of this AGREEMENT are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. Sections 3801-3812 (civil liability) and 18 U.S.C. Section 1001 (criminal liability including fine(s) and/or imprisonment).

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April 5, 1999 - Final Page 14 of 22

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "*" and have been filed separately with the Securities and Exchange Commission.

                  APPENDIX A-PATENT(S) OR PATENT APPLICATION(S)

PATENT(S) OR PATENT APPLICATION(S):

1. 60/016,628, filed May 1, 1996, entitled "21 Substituted Progesterone Derivatives as New Anti-Progestational Agents."

2.       PCT/US97/01636

3.       [ ** ]

4.       [ ** ]

5.       [ ** ]

6.       [ ** ]

7.       [ ** ]

8.       [ ** ]

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April 5, 1999 - Final Page 15 of 22

            APPENDIX B--LICENSED FIELDS-OF-USE AND LICENSED TERRITORY

LICENSED FIELDS-OF-USE: Treatment of human endocrinologic pathologies or conditions in steroid-sensitive tissues.

LICENSED TERRITORY: Worldwide

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April 5, 1999 - Final Page 16 of 22

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "*" and have been filed separately with the Securities and Exchange Commission.

                              APPENDIX C-ROYALTIES

         ROYALTIES:

         1.) For the rights, privileges and license granted herein, LICENSEE shall pay royalties to PHS on the LICENSED PATENT RIGHTS to practice LICENSED PROCESSES and/or sell LICENSED PRODUCTS in the LICENSED TERRITORY in the manner herein provided until the expiration of this AGREEMENT or until this AGREEMENT shall be terminated, whichever shall occur first:

                  (i) LICENSEE shall pay PHS a noncreditable, nonrefundable license issue royalty in the amount of [ ** ] within thirty (30) days from the EFFECTIVE DATE of this AGREEMENT.

                  (ii)     LICENSEE shall pay the following Benchmark royalties:

                           a. [ ** ] within thirty (30) days of initiation of the first Phase I clinical study of the first LICENSED PRODUCT in the United States (including, its Territories and Possessions), any European country or Japan.

                           b. [ ** ]within thirty (30) days of initiation of the first Phase III clinical study of the first LICENSED PRODUCT in the United States (including its Territories and Possessions), any European country, or Japan.

                           c. [ ** ] within thirty (30) days of filing the first New Drug Application for a LICENSED PRODUCT with the United States FDA.

                           d. [ ** ] within thirty (30) days of filing the first new drug application for a LICENSED PRODUCT with the appropriate agency or regulatory body of any European country.

                           e. [ ** ] within thirty (30) days of receipt of an "approvable" letter for the first LICENSED PRODUCT from the FDA. LICENSEE may offset up to fifty percent (50%) of this [ ** ] Benchmark royalty at a rate no greater than fifty percent (50%) of annual earned royalties.

                           f. [ ** ] within thirty (30) days of receipt of notice of approval to market the first LICENSED PRODUCT in any European country.

                           g. [ ** ] within thirty (30) days of receipt of notice of approval to market the first LICENSED PRODUCT in Japan.

                  (iii) Licensee shall pay PHS a patent reimbursement royalty equal to, a.) costs incurred by PHS prior to the EFFECTIVE DATE of this AGREEMENT attributable to the filing, prosecution and maintenance of foreign patent applications and patents, and b.) costs incurred by PHS on or after the EFFECTIVE DATE of this AGREEMENT attributable to the filing, prosecution and maintenance of U.S. and foreign patent applications and patents. LICENSEE shall pay any such patent reimbursement royalties within sixty (60) days of the date of invoice.

                  (iv) If LICENSEE or its AFFILIATE(S) is the direct marketer, LICENSEE and its AFFILIATES shall pay PHS earned royalties on NET SALES in countries in which a VALID CLAIM exists as follows:

                                    1.       [ ** ] of annual NET SALES on the
                                             first [ ** ] of NET SALES each
                                             calendar year.

                                    2.       [ ** ] of annual NET SALES greater
                                             than [ ** ] NET SALES each calendar
                                             year.

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April 5, 1999 - Final Page 17 of 22

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "*" and have been filed separately with the Securities and Exchange Commission.

         (v) If SUBLICENSEE sells LICENSED PRODUCT(S), LICENSEE shall pay PHS an annual earned royalty on SUBLICENSEE NET SALES equal to the greater of [ ** ] of all SUBLICENSEE NET SALES, or [ ** ] of all earned royalties on SUBLICENSEE NET SALES payable to LICENSEE by its SUBLICENSEES.

The annual earned royalty rate applied to NET SALES of LICENSEE, its AFFILIATES, and SUBLICENSEES for the purpose of calculating annual earned royalties earned and due PHS under Paragraphs (iv) and (v) shall be reduced under the following terms and conditions:

                  1.       [ ** ]

The annual earned royalty rate applied to NET SALES of LICENSEE and its AFFILIATES, for the purpose of calculating annual earned royalties earned and due PHS under Paragraph (iv) shall be reduced under the following terms and conditions:

                  2.       [ ** ]

         (vi) LICENSEE and its AFFILIATES shall pay PHS an additional royalty equal to [ ** ] of all other consideration LICENSEE and its AFFILIATES receive or shall receive from each SUBLICENSEE. Any such additional royalty payments are independent and additional to any and all other royalty payments due hereunder.

Zonagen/PHS Exclusive Patent License L-354-98/0
April 5, 1999 - Final Page 18 of 22

                            APPENDIX D--MODIFICATIONS

PHS and LICENSEE agree to the following modifications to the Articles and Paragraphs of this AGREEMENT: None

Zonagen/PHS Exclusive Patent License L-354-98/0
April 5, 1999 - Final Page 19 of 22

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "*" and have been filed separately with the Securities and Exchange Commission.

                     APPENDIX E--BENCHMARKS AND PERFORMANCE

LICENSEE agrees to the following BENCHMARKS for the purpose of measuring its performance under this AGREEMENT. LICENSEE shall notify PHS in writing within thirty (30) days of achieving all such BENCHMARKS. They are:

           BENCHMARK                                                           DATE
           ---------
1.         Select first lead compound for development                          [ ** ]
2.         Initiate acute toxicology studies                                   [ ** ]
3.         Complete acute toxicology studies                                   [ ** ]
4.         Initiate Sub-acute toxicology studies                               [ ** ]
5.         Initiate chronic toxicology studies                                 [ ** ]
6.         Complete chronic toxicology studies (6 month)                       [ ** ]
7.         Complete chronic toxicology studies (1 year)                        [ ** ]
8.         Initiate two year carcinogenicity study                             [ ** ]
9.         Complete two year carcinogenicity study                             [ ** ]
10.        Initiate Phase I clinical trial.                                    [ ** ]
11.        Initiate Phase II/III clinical trial.                               [ ** ]
12.        File NDA in the U.S.                                                [ ** ]
13.        File for approval to market first LICENSED PRODUCT in Japan         [ ** ]
14.        File for approval to market first LICENSED PRODUCT in Europe        [ ** ]

Additional BENCHMARKS corresponding to the development of LICENSED PRODUCTS for labor induction/cervical ripening, male contraception, meningiomas and breast cancer, as discussed in the COMMERCIAL DEVELOPMENT PLAN (See Charts A through D), shall be updated within 12 months of the EFFECTIVE DATE of this AGREEMENT. Notwithstanding the above, the parties recognize that such BENCHMARKS may be reasonably be modified from time to time.

Zonagen/PHS Exclusive Patent License L-354-98/0
April 5, 1999 - Final Page 20 of 22

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "*" and have been filed separately with the Securities and Exchange Commission.

                     APPENDIX E--BENCHMARKS AND PERFORMANCE

LICENSEE agrees to the following BENCHMARKS for the purpose of measuring its performance under this AGREEMENT. LICENSEE shall notify PHS in writing within thirty (30) days of achieving all such BENCHMARKS. They are:

           BENCHMARK                                                           DATE
           ---------
1.         Select first lead compound for development                          [ ** ]
2.         Initiate acute toxicology studies                                   [ ** ]
3.         Complete acute toxicology studies                                   [ ** ]
4.         Initiate Sub-acute toxicology studies                               [ ** ]
5.         Initiate chronic toxicology studies                                 [ ** ]
6.         Complete chronic toxicology studies (6 month)                       [ ** ]
7.         Complete chronic toxicology studies (1 year)                        [ ** ]
8.         Initiate two year carcinogenicity study                             [ ** ]
9.         Complete two year carcinogenicity study                             [ ** ]
10.        Initiate Phase I clinical trial.                                    [ ** ]
11.        Initiate Phase II/III clinical trial.                               [ ** ]
12.        File NDA in the U.S.                                                [ ** ]
13.        File for approval to market first LICENSED PRODUCT in Japan         [ ** ]
14.        File for approval to market first LICENSED PRODUCT in Europe        [ ** ]

Zonagen/PHS Exclusive Patent License L-354-98/0
April 5, 1999 - Final Page 21 of 22

                     APPENDIX F--COMMERCIAL DEVELOPMENT PLAN

Zonagen/PHS Exclusive Patent License L-354-98/0
April 5, 1999 - Final Page 22 of 22

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "*" and have been filed separately with the Securities and Exchange Commission.

                                   L-354-98/1

                      AMENDMENT TO PATENT LICENSE AGREEMENT

         Effective the date of signature of the last party to sign this amendment to license L-354-98/0 ("AMENDMENT"), the Public Health Service ("PHS"), through the Office of Technology Transfer of the National Institutes of Health, having its principle office at 6011 Executive Boulevard, Suite 325, Rockville, MD 20852, U.S.A., and Zonagen, Inc. ("LICENSEE"), a Delaware corporation, having its principle office at 2408 Timberloch Place, Suite B-4, The Woodlands, Texas 77280, agree as follows:

         1.       BACKGROUND

                  1.1 PHS and LICENSEE entered into a license agreement (L-354-98/0) on April 16, 1999 (hereinafter referred to as "AGREEMENT").

                  1.2 The AGREEMENT by and between PHS and LICENSEE granted LICENSEE an exclusive license under the LICENSED PATENT RIGHTS in the LICENSED TERRITORY to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import LICENSED PRODUCTS in the LICENSED FIELDS-OF-USE and to practice and have practiced any LICENSED PROCESSES in the LICENSED FIELD-OF-USE.

                  1.3 The LICENSEE and PHS now wish to amend the AGREEMENT to facilitate the development of LICENSED PRODUCTS under the LICENSED PATENT RIGHTS.

         2.       AMENDMENT TO THE AGREEMENT

                  Insert a new paragraph 14.16 as follows:

                  "If available, on a one-time basis, PHS agrees to supply LICENSEE with material produced under the LICENSED PATENT RIGHTS for LICENSEE use under the terms and conditions of the AGREEMENT. For purposes of this AMENDMENT such material shall mean five (5) grams of [ ** ], as supplied by the National Institute of Child Health and Human Development at the National Institutes of Health."

                          SIGNATURES BEGIN ON NEXT PAGE

NIH Office of Technology Transfer- L-354-98/1
Amendment to Patent License Agreement
Page 1 - Zonagen, Inc. - June 24, 1999 Final

IN WITNESS WHEREOF, PHS and the LICENSEE have caused this AMENDMENT to be signed below by their duly authorized representatives on the day and year set forth below.

Public Health Service (PHS)

By:  /s/ Jack Spiegel, Ph.D.                                 Date: 6/24/99
    ----------------------------------------                       -------------
Jack Spiegel, Ph.D
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

For Zonagen, Inc.

By:  /s/ Michael T. Redman                                   Date: 6/25/99
    ----------------------------------------                       -------------

  Michael T. Redman
--------------------------------------------
Typed Name

 VP, Business Development
--------------------------------------------
Title:

NIH Office of Technology Transfer- L-354-98/1
Amendment to Patent License Agreement
Page 2 - Zonagen, Inc. - June 24, 1999 Final

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "**" and have been filed separately with the Securities and Exchange Commission.

                                   L-354-98/2

                  SECOND AMENDMENT TO PATENT LICENSE AGREEMENT

         Effective the date of signature of the last party to sign this second amendment to license L-354-98/0 ("SECOND AMENDMENT"), the Public Health Service ("PHS"), through the Office of Technology Transfer of the National Institutes of Health, having its principal office at 6011 Executive Boulevard, Suite 325, Rockville, MD 20852, U.S.A., and Zonagen, Inc. ("LICENSEE"), a Delaware corporation, having its principal office at 2408 Timberloch Place, Suite B-4, The Woodlands, Texas 77280, agree as follows:

WHEREAS:

         PHS and LICENSEE entered into a license agreement (L-354-98/0) on April 16, 1999 (hereinafter referred to as "AGREEMENT"), which was amended June 25, 1999.

         The AGREEMENT by and between PHS and LICENSEE granted LICENSEE an exclusive license under the LICENSED PATENT RIGHTS in the LICENSED TERRITORY to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import LICENSED PRODUCTS in the LICENSED FIELDS-OF-USE and to practice and have practiced any LICENSED PROCESSES in the LICENSED FIELD-OF-USE.

         The LICENSEE and PHS now wish to amend the AGREEMENT a second time to facilitate the development of LICENSED PRODUCTS under the LICENSED PATENT RIGHTS.

NOW THEREFORE:

         Insert a new paragraph 14.17 as follows:

                  "Upon receipt of a [ ** ] royalty, PHS agrees to supply LICENSEE with 2 grams of material produced under the LICENSED PATENT RIGHTS, for LICENSEE use, under the terms and conditions of the AGREEMENT. For purposes of this SECOND AMENDMENT, such material shall mean two (2) grams of [ ** ], as supplied by the National Institute of Child Health and Human Development at the National Institutes of Health."

Unless otherwise defined in this SECOND AMENDMENT, terms in bold print shall have meaning as defined in the AGREEMENT. In all other respects, the AGREEMENT is confirmed and ratified.

                          SIGNATURES BEGIN ON NEXT PAGE

NIH Office of Technology Transfer- L-354-98/2
Second Amendment to Patent License Agreement
Zonagen, Inc. - June 6, 2000 Final

IN WITNESS WHEREOF, PHS and the LICENSEE have caused this SECOND AMENDMENT to be signed below by their duly authorized representatives on the day and year set forth below.

Public Health Service (PHS)

By:  /s/ Jack Spiegel, Ph.D.                                 Date: 8/7/00
    ----------------------------------------                       -------------
Jack Spiegel, Ph.D
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institute of Health

For Zonagen, Inc.

By: /s/ Michael T. Redman                                    Date: 6/29/00
    ---------------------------------------                        -------------

 Michael T. Redman
-------------------------------------------
Typed Name

 VP, Business Development
-------------------------------------------
Title:

NIH Office of Technology Transfer- L-354-98/2
Second Amendment to Patent License Agreement
Zonagen, Inc. - June 6, 2000 Final

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "*" and have been filed separately with the Securities and Exchange Commission.

                                   L-354-98/3

                   THIRD AMENDMENT TO PATENT LICENSE AGREEMENT

         Effective the date of signature of the last party to sign this third amendment to license L-354-98/0 ("THIRD AMENDMENT"), the Public Health Service ("PHS"), through the Office of Technology Transfer of the National Institutes of Health, having its principal office at 6011 Executive Boulevard, Suite 325, Rockville, MD 20852, U.S.A., and Zonagen, Inc. ("LICENSEE"), a Delaware corporation, having its principal office at 2408 Timberloch Place, Suite B-4, The Woodlands, Texas 77280, agree as follows:

WHEREAS:

PHS and LICENSEE entered into a license agreement (L-354-98/0) on April 16, 1999 (hereinafter referred to as "AGREEMENT"), which was amended June 25, 1999 and August 7, 2000.

The AGREEMENT by and between PHS and LICENSEE granted LICENSEE an exclusive license under the LICENSED PATENT RIGHTS in the LICENSED TERRITORY to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import LICENSED PRODUCTS in the LICENSED FIELDS-OF-USE and to practice and have practiced any LICENSED PROCESSES in the LICENSED FIELD-OF-USE.

The LICENSEE and PHS now wish to amend the AGREEMENT a third time to facilitate the development of LICENSED PRODUCTS under the LICENSED PATENT RIGHTS.

NOW THEREFORE:

         1.       Replace APPENDIX E- BENCHMARKS AND PERFORMANCE as follows:

LICENSEE agrees to the following BENCHMARKS for the purpose of measuring its performance under this AGREEMENT. LICENSEE shall notify PHS in writing within thirty (30) days of achieving all such BENCHMARKS. They are as follows:

           BENCHMARK                                                                            DATE
1.         Select lead compound                                                                 [ ** ]
2.         Complete synthesis development (pending successful synthesis development)            [ ** ]
3.         Complete development of pilot scale synthesis
                     (pending successful synthesis development)                                 [ ** ]
4.         Prepare GMP test material (pending successful synthesis development)                 [ ** ]
5.         Preclinical toxicity test (Ames etc.)                                                [ ** ]
6.         Design / Schedule preclinical safety studies                                         [ ** ]
7.         Start acute toxicology studies                                                       [ ** ]
8.         Complete acute toxicology studies                                                    [ ** ]
9.         Start sub-acute toxicology studies                                                   [ ** ]
10.        Complete sub-acute toxicology studies                                                [ ** ]
11.        Initiate chronic toxicology studies                                                  [ ** ]
12.        Compete chronic toxicology studies (6 month)                                         [ ** ]
13.        Complete chronic toxicology studies (1 year)                                         [ ** ]
14.        Initiate 2-year carcinogenicity study                                                [ ** ]
15.        Complete 2-year carcinogenicity study                                                [ ** ]
16.        IND submission - uterine fibroids                                                    [ ** ]
17.        Initiate Phase I Clinical trial                                                      [ ** ]
18.        Initiate Phase II/III Clinical trials                                                [ ** ]
19.        File NDA in the US                                                                   [ ** ]
20.        File for approval LICENSED PRODUCT in Japan                                          [ ** ]
21.        File for approval LICENSED PRODUCT in Europe                                         [ ** ]

NIH Office of Technology Transfer- L-354-98/3
Third Amendment to Patent License Agreement
Zonagen, Inc. - May 9, 2002

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with "**" and have been filed separately with the Securities and Exchange Commission.

Additional BENCHMARKS corresponding to the development of LICENSED PRODUCTS for labor induction/cervical ripening, male contraception, meningiomas and breast cancer, as discussed in the COMMERCIAL DEVELOPMENT PLAN (See Charts A through D), shall be updated at the time of IND submission (July 2004). Notwithstanding the above, the parties recognize that such BENCHMARKS may be reasonably modified.

         2. A noncreditable, nonrefundable amendment royalty of [ ** ] shall be due and payable within 30 days of execution of this AMENDMENT;

         3. This Amendment shall become effective immediately upon execution by all Parties;

         4. Except as set forth herein, the AGREEMENT shall continue unchanged and in full force and effect; and

         5. This AMENDMENT may be executed in multiple counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same AMENDMENT.

Unless otherwise defined in this THIRD AMENDMENT, terms in bold print shall have meaning as defined in the AGREEMENT. In all other respects, the AGREEMENT is confirmed and ratified.

                          SIGNATURES BEGIN ON NEXT PAGE

NIH Office of Technology Transfer- L-354-98/3
Third Amendment to Patent License Agreement
Zonagen, Inc. - May 9, 2002

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be executed by their duly authorized representatives as of the last signature date below.

FOR PUBLIC HEALTH SERVICE:

By: /s/ Jack Spiegel, Ph.D.                                                                       7/8/2002
    ----------------------------------------                                                    -------------------------
           Jack Spiegel, Ph.D                                                                     Date
           Director, Division of Technology
           Development and Transfer
           National Institutes of Health

       Mailing Address for Notices:               Office of Technology Transfer
                                                  National Institutes of Health
                                                  6011 Executive Boulevard
                                                  Rockville, Maryland 20852-3804

FOR LICENSEE:

By:   /s/ Joseph S. Podolski                                                                      7/11/2002
    -----------------------------                                                               --------------------------
                Signature                                                                        Date

      Joseph S. Podolski
    -----------------------------
                Printed Name

         President and CEO
    -----------------------------
                Title

    Mailing Address for Notices:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

NIH Office of Technology Transfer- L-354-98/3
Third Amendment to Patent License Agreement
Zonagen, Inc. - May 9, 2002